                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 1996


                               I.C.H. Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                       1-7697                  43-6069928
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)



      500 North Akard Street
       Dallas, Texas  75201                                         75201
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:   (214) 954-7111

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

ICH Corporation, a Delaware corporation (the "Corporation") filed a voluntary petition with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code (the "Code"), Case No. 395-36351-RCM-11, on October 10, 1995. The Corporation is required to file Monthly Operating Reports with the Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 Cases. In connection therewith, attached hereto as exhibit 99 is the Monthly Operating Report for the Month Ending September 1996, filed with the Bankruptcy Court on October 21, 1996.

Item 7.  Financial Statements and Exhibits.

   (c)     Exhibits

99         Financial Report for September 1996.

                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               I.C.H. CORPORATION


Date:  October 22, 19                 By: /s/  Susan A. Brown
                                         ---------------------------------------
                                         Susan A. Brown, Chairman of the Board,
                                         Director, Co-Chief Executive Officer,
                                         Chief Financial Officer and Treasurer

                                Index to Exhibits



                                                                   Sequentially
                                                                     Numbered
Exhibit Number   Description                                          Pages

99               Monthly Operating Report for the Month Ending          41
                 September 1996, filed with the United States
                 Bankruptcy Court for the Northern District of Texas,
                 Dallas Division, Case No. 395-36351-RCM-11.



CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

JUDGE: HON. ROBERT MCGUIRE




                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 DALLAS DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: SEPTEMBER, 1996



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

                                           DIRECTOR, CHAIRMAN OF THE BOARD,
                                           CO-CHIEF EXECUTIVE OFFICER,
/s/SUSAN A. BROWN                          CHIEF FINANCIAL OFFICER AND TREASURER
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE

SUSAN A. BROWN                                         10/21/96
---------------------------------------    ------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        DATE



PREPARER:


                                           VICE PRESIDENT - FINANCIAL REPORTING
/s/DAVID A. COMMONS                        SOUTHWESTERN FINANCIAL SERVICES CORP.
---------------------------------------    ------------------------------------
ORIGINAL SIGNATURE OF PREPARER                           TITLE


DAVID A. COMMONS                                        10/21/96
---------------------------------------    ------------------------------------
PRINTED NAME OF PREPARER                                  DATE

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996                                ACCRUAL BASIS-1


COMPARATIVE BALANCE SHEET
                                             Schedule     September 30        August 31
                                             Reference      Balances           Balances
ASSETS
1. Unrestricted cash                         1.A               $143,974           $195,189
   Short-term investments                    1.B             88,175,958         88,207,481
2. Restricted cash & short-term investments  1.C            104,254,691        103,934,601
                                                           ------------       ------------
3. Total cash                                               192,574,623        192,337,271

4. Accounts receivable                       4.A                609,030             79,724
   Federal income tax refund                 4.B                786,100            786,100
   Income tax recoverable from purchaser     4.C              7,848,517          7,848,517
6. Notes receivable                          6.A             27,581,800         27,581,800
10.Investment real estate                    10.A             4,400,000          4,400,000
13.Due from insiders                                                  0                  0
15.Investment in subsidiaries                15.A           109,841,602        109,775,244
   Investment common stocks & bonds          15.B            40,466,769         40,477,713
   Distribution & liquidation interest
     in CFSB Corp.                           15.C            18,000,000         18,000,000
   Tax indemnification                       15.D            24,600,000         24,600,000
   Other assets                              15.E             2,157,036          1,923,291
                                                           ------------       ------------
           Total assets                                    $428,865,477       $427,809,660
                                                           ============       ============

POSTPETITION LIABILITIES
17.Accounts payable and accrued expenses     27.C               815,886            761,679
   Accrued interest                          27.B                26,850             24,587
18.Taxes payable                             25.A                   166                 41
                                                           ------------       ------------
           Total postpetition liabilities                       842,902            786,307
                                                           ------------       ------------

PREPETITION LIABILITIES
24.Secured notes payable                     24.A            30,323,863         30,323,863
25.Accrued taxes                             25.A            18,924,899         18,924,899
26.Unsecured notes payable                   26.A           372,162,000        372,162,000
27.Accrued interest                          27.B            15,673,899         15,673,899
   Other liabilities                         27.C            18,105,758         18,108,349
                                                           ------------       ------------
           Total prepetition liabilities                    455,190,419        455,193,010
                                                           ------------       ------------
EQUITY
30.Prepetition owners' equity (deficit)                    (108,884,661)      (108,884,661)
31.Postpetition cumulative profit                            74,590,075         73,577,319
32.Change in unrealized gains                                 7,126,742          7,137,685
                                                           ------------       ------------
           Total equity                                     (27,167,844)       (28,169,657)
                                                           ------------       ------------
   TOTAL PREPETITION LIABILITIES, POSTPETITION
           LIABILITIES AND EQUITY                          $428,865,477       $427,809,660
                                                           ============       ============



I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


CASH IN BANKS- UNRESTRICTED

                                            September 30        August 31
Account Name                 Account No.

Bank of Louisville           2449-393-8         $4,139.82          $4,139.82
Operating Account


Bank of Louisville           2449-390-3         64,951.96          64,951.96
General Account


Bank One                     90484306            6,466.63           3,036.20
Custody Account


Bank One                     100171305          51,411.24          94,025.12
Operating Account


First Farmers                70-007-419          7,866.79           1,034.42
Dining Room Account


First Farmers                70-007-427          8,437.00          27,301.00
Pro Shop Account


Petty Cash @ Perry Park                            700.00             700.00
                                              -----------        -----------
   Total unrestricted cash in banks           $143,973.44        $195,188.52
                                              ===========        ===========


                                   SCHEDULE 1A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


SHORT TERM INVESTMENTS

                                               September 30        August 31
United States Treasury Bills
5.04% Due 11/14/96                            $26,833,236.41              $0.00

United States Treasury Bills
5.18% Due 12/12/96                             19,792,051.97               0.00

United States Treasury Bills
4.88% Due 09/05/96                                      0.00      19,989,131.98

United States Treasury Bills
5.07% Due 10/31/96                             17,923,291.01      17,847,233.04

United States Treasury Bills
5.09% Due 11/29/96                             19,832,379.02      19,748,220.98

Bank One Texas
Time Deposit 5.625% Due 10/01/96                3,795,000.00               0.00

Bank One Texas
Time Deposit 5.2500% Due 09/03/96                       0.00         670,000.00

Unites States Treasury Bills
5.09% due 9/12/96                                       0.00      24,960,712.44

United States Treasury Bills
5.06% Due 9/12/96                                       0.00       4,992,182.64
                                              --------------     --------------
     Total short-term investments             $88,175,958.41     $88,207,481.08
                                              ==============     ==============


                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


RESTRICTED CASH AND SHORT TERM INVESTMENTS


Account Name                       Account No.     September 30      August 31
Latter & Blum Property             0005-65040        $3,848.99          $344.99
Management, Inc.
As Agent of Republic Tower
Rental Trust Account

ICH & CFC (1)                      40 75k012013           0.00           365.90
Tax Ind Escrow                     40 75k012005
Purchase Price Escrow

Texas Commerce Bank (2)            088-05177043       1,581.77         1,581.77
Upfront Buyer Expenses

Texas Commerce Bank (2)            088-05177035       2,184.56         2,184.56
Expense Collateral Account

Texas Commerce Bank (2)            088-05176995       5,777.78         5,777.78
Termination Collateral Account

ICH & Southwest Financial Corp. (3)  3855124256           0.00         2,130.99
Escrow Account

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 09/4/96                    0.00        81,342.69

Bank of Louisville  (4)
Repurchase Agreement 4.80% Due 10/4/96               81,668.06             0.00

United States Treasury Bills  (1)
5.095% due 9/19/96                                        0.00       109,716.85

Fidelity Institutional Cash
Due 12/31/96 at Maturity                              1,083.78       144,334.72

United States Treasury Bills (3)
4.846% Due 9/19/96                                        0.00     3,829,676.76

United States Treasury Bills (3)
4.847% Due 9/19/96                                        0.00    99,757,144.20

United States Treasury Bills (3)
5.005% Due 12/19/96                              54,075,468.21             0.00

United States Treasury Bills (3)
4.992% Due 12/12/96                              50,083,077.57             0.00
                                               ---------------  ---------------
   Total restricted cash and
      short term investment                    $104,254,690.72  $103,934,601.21
                                               ===============  ===============


(1) Escrows established related to sale of Integrity National Life Insurance Company to Citizens Financial Corporation. $250,000 purchase price escrow released in July. Remaining tax escrow balance released to Citizens Financial Corp.
(2)  Escrows established related to proposed sale to Shinnecock Holdings Inc.
(3)  Escrows established related to sale to Southwestern Financial Corp.
(4)  Escrow established related to tax obligations of Consolidated Fidelity.


                                  SCHEDULE 1.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


ACCOUNTS RECEIVABLE

                                              September 30        August 31

Perry Park:

    Maintenance Fees Receivable                 $144,238.31        $142,263.82

    Allowance for doubtful accounts             (130,000.00)       (130,000.00)
                                                -----------        -----------
                                                  14,238.31          12,263.82



Other - Due from BML                             509,601.00               0.00

Other - Due from SWFS                             85,190.78          53,055.81


HM/Jackson Products, L.P.                              0.00          14,405.02
                                                -----------        -----------
   Total                                        $609,030.09         $79,724.65
                                                ===========        ===========


                                  SCHEDULE 4.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


FEDERAL INCOME TAX REFUND DUE

                                                September 30        August 31

1993 Form 1120X Refund                           $786,100.00        $786,100.00
                                                 ===========        ===========




                                  SCHEDULE 4.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


FEDERAL INCOME TAX RECOVERABLE FROM PURCHASER ON SALE OF SUBSIDIARIES


                                                September 30       August 31
Due from Southwestern  Financial Corporation for income tax settlement from sale of Southwestern Life, Union Bankers,
    Constitution and Marquette                 $7,848,517.00     $7,848,517.00
                                               =============     =============



                                  SCHEDULE 4.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


NOTES RECEIVABLE

                                              September 30        August 31

Victor Sayyah
Citibank Prime + 0.5% Due 10/15/2001         $27,000,000.00     $27,000,000.00

Ballard Texas Properties (1)
8.0% Due 10/31/02                                581,800.00         581,800.00
                                             --------------     --------------
   Total notes receivable                    $27,581,800.00     $27,581,800.00
                                             ==============     ==============


NOTES
(1)  Promissory note secured by Las Villas Apts. Houston, Texas


                                  SCHEDULE 6.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


INVESTMENT REAL ESTATE

                                                September 30        August 31
DESCRIPTION

Perry Park                                     $4,634,116.10      $4,634,116.10
   Allowance for loss on Perry Park            (3,049,462.30)     (3,049,462.30)

Republic Tower - Office Bldg                    2,000,000.00       2,000,000.00

Baton Rouge, Louisiana - Land                   1,125,000.00       1,125,000.00
   Allowance for loss on land                    (640,000.00)       (640,000.00)

Ponderosa Inn, Burley ID - Golf Course            844,599.55         844,599.55

Deltona Lakes, Florida - Land                       1,213.00           1,213.00

Additional Allowance for Loss (Unallocated)      (515,466.35)       (515,466.35)
                                               -------------      -------------
   Total investment real estate                $4,400,000.00      $4,400,000.00
                                               =============      =============

                                  SCHEDULE 10.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


INVESTMENT IN SUBSIDIARIES

                                              September 30        August 31
   SWL Holding Corporation                            $0.00              $0.00
   Care Financial Corporation                 99,371,101.00      99,371,101.00
   SLC Financial Services                        257,294.30         252,536.00
   Facilities Management Installation          9,572,421.00       9,514,386.00
   BML Agency                                    640,786.05         637,220.73
                                            ---------------    ---------------
     Investment in Affiliates               $109,841,602.35    $109,775,243.73
                                            ===============    ===============


NOTES:

(a) Bankers Multiple Line Insurance Company ("BML"), a wholly-owned subsidiary of Care Financial Corporation, sold Modern American Life Insurance Company and Western Pioneer Life Insurance Company as of June 28, 1996. Net proceeds to BML of the sale of Modern American and Western Pioneer were approximately $27 million, including certain real estate and mineral interests valued at $11 million distributed to BML by Modern American and Western Pioneer in connection with the sale. BML also received an assignment of any federal income tax refunds payable to Modern American for periods prior to January 1, 1996.


     In addition, BML sold Philadelphia American Life Insurance Company. BML utilized approximately $6 million of the proceeds from the sale to purchase certain securities, real estate, limited partnership interests and reinsurance receivables from Philadelphia American at the closing, as required under the purchase agreement. ICH estimates the net proceeds from the sale of Philadelphia American, the liquidation of the securities, real estate, limited partnership interests, and the settlement of reinsurance receivables assigned to BML by Philadelphia American will total approximately $11 million.


                                  SCHEDULE 15.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


INVESTMENT IN COMMON STOCKS AND BOND

                                     NUMBER
                                   OF SHARES       September 30      August 31
Common Stocks (at market value):
  Commonwealth Industries               200            $200.00          $200.00
  Churchill Downs                    10,000         385,000.00       395,000.00
  XRC Corp.                           5,595             559.50           559.50

  National Energy Group, Inc.           730           2,920.00         2,965.26
  Ky Central Life Insurance C           463              46.30            46.30
  Ky Investors                          300           3,993.90         3,993.90

  Worthington Industries              3,667          73,340.00        74,256.75
  IMO Industries                          2              11.00            10.00
  Transamerica Title                     10             698.75           681.25
                                                --------------   --------------
   Total common stocks                             $466,769.45      $477,712.96
                                                ==============   ==============

Change between periods represents
   change in unrealized                            ($10,943.51)
                                                ==============

Bonds - Unaffiliated:
Southwestern Financial Corp.
7.0% Due 12/15/2005                              40,000,000.00    40,000,000.00
                                                --------------   --------------
   Total Common Stocks & Bonds                  $40,466,769.45   $40,477,712.96
                                                ==============   ==============


                                  SCHEDULE 15.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


DISTRIBUTION AND LIQUIDATION INTEREST IN CFSB CORPORATION


                                                September 30        August 31
Distribution and liquidation interest in
        CFSB Corporation (Estimated)          $18,000,000.00     $18,000,000.00
                                              ==============     ==============


NOTE:
Letter Agreement dated March 29, 1993, from Consolidated  National  Corporation,
(CNC) to ICH conveying to ICH, and agreeing that ICH has a 27.7% share in, and is entitled to receive 27.7% of, all economic benefits that CNC actually receives pursuant to that certain Agreement dated January 25, 1993 between CNC, James M. Fail and CFSB Corporation.


                                  SCHEDULE 15.C

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


TAX INDEMNIFICATION

                                              September 30        August 31

Tenneco Indemnification                      $24,600,000.00     $24,600,000.00
                                             ==============     ==============


NOTE:
ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, upon the earlier of the granting by the Bankruptcy Court of the Tenneco Settlement Motion by Final Order or the Effective Date of the Joint Plan, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH.


                                  SCHEDULE 15.D

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


OTHER ASSETS

                                               September 30        August 31
Accrued Interest on Short Term Investments         $900.16            $488.25

Accrued Interest on Bonds-Unaffiliated          824,444.44         591,111.11

Accrued Interest on Notes Receivable          1,331,691.83       1,331,691.83
                                             -------------      -------------
   Total other assets                        $2,157,036.43      $1,923,291.19
                                             =============      =============


                                  SCHEDULE 15.E

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


SECURED NOTES PAYABLE


                                              September 30          August 31

Victor Sayyah                               $30,000,000.00 (1)   $30,000,000.00
c/o Lord, Bissell & Brook
James R. Wimmer
115 South La Salle Street
Chicago, IL  60603


Ozark National Life Insurance Co.               323,863.22 (2)       323,863.22
500 East 9th
Kansas City  MO  64106
                                            --------------       --------------
                                            $30,323,863.22       $30,323,863.22
                                            ==============       ==============

NOTES:

(1)  Secured by note receivable of $27,000,000.
     Unsecured in amount of $3,000,000.
     See Schedule 6.A

(2)  Dated 6-2-78  Mortgage
     Unplatted property situated in Glenwood Hall & Country Club, also known as Perry Park Resort, Owenton County Recorded in Book 75 page 576, dated 9-28-71


                                  SCHEDULE 24.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


ACCRUED TAXES
                                               September 30        August 31
   Prepetition:
Commonwealth of Kentucky   1989-1992 State     $2,310,000.00       $2,310,000.00
Revenue Cabinet            Income Tax Audit
Frankfort, KY  40619


Intercompany payable per tax
  sharing agreement & other                     5,514,899.00 (a)    5,514,899.00

Reserve for Federal Income Tax Audit           11,100,000.00 (b)   11,100,000.00
                                              --------------      --------------
     Total prepetition accrued taxes          $18,924,899.00      $18,924,899.00
                                              ==============      ==============


   Postpetition:
Commonwealth of Kentucky     09/01/96 thru           $165.88              $40.87
Revenue Cabinet              09/30/96 Sales
Frankfort, KY 40619          & Use Tax
                                              --------------      --------------

    Total postpetition accrued taxes                 $165.88             $40.87
                                              ==============      ==============


Notes:
(a) ICH made a $1.5 million estimated tax payment for 1996. Of this amount, $1.1 million had been accrued previously.
(b) On September 13, the Bankruptcy Court approved a tax settlement which when completed will eliminate ICH's tax liability for years ended on or before December 31, 1995 and result in a payment of $3.95 million to ICH.



                                  SCHEDULE 25.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


UNSECURED NOTES PAYABLE

                                             September 30        August 31

Tenneco Inc.                                $21,900,000.00 *   $21,900,000.00
9.50% Note Due 12/31/96

Note due 1997, interest at prime
Castle settlement                             3,000,000.00       3,000,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 1996         256,101,000.00     256,101,000.00

Bank of Louisville
11 1/4% Subordinated Notes Due 2003          91,161,000.00      91,161,000.00
                                           ---------------    ---------------

     Total unsecured notes payable         $372,162,000.00    $372,162,000.00
                                           ===============    ===============



NOTE:
* ICH has announced a settlement with Tenneco, Inc. (Tenneco Settlement). Pursuant to the Tenneco Settlement, upon the earlier of the granting by the Bankruptcy Court of the Tenneco Settlement Motion by Final Order or the Effective Date of the Joint Plan, ICH and Tenneco shall mutually release all claims against each other and Tenneco shall pay to ICH the sum of $18.5 million and cancel the 9 1/2% unsecured note due 1996 of ICH.


                                  SCHEDULE 26.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


ACCRUED INTEREST
                                              September 30        August 31

   Prepetition:
Accrued Interest on Secured Debt               1,584,770.86       1,584,770.86

Accrued Interest on Unsecured Debt            14,089,128.15      14,089,128.15
                                             --------------     --------------
   Total prepetition accrued interest        $15,673,899.01     $15,673,899.01
                                             ==============     ==============


NOTE:
Interest is accrued only through October 10, 1995, the date company filed for bankruptcy.


   Postpetition:
Accrued Interest on Secured Debt (Ozark)          26,849.60          24,586.99
                                             --------------     --------------
   Total postpetition accrued interest           $26,849.60         $24,586.99
                                             ==============     ==============



                                  SCHEDULE 27.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


OTHER LIABILITIES

                                                 September 30      August 31
PREPETITION:

Fractional Shares Payable @
Bank of Louisville                                 $179,765.09      $181,198.61
P.O. Box 1101
Louisville, KY  40201-1101


Common Stock Dividend Payable @
Bank of Louisville                                  200,398.57       201,453.80
P.O. Box 1101
Louisville, KY  40201-1101


Preferred Dividend Payable @
Bank of Louisville                                   81,064.70        81,166.40
P.O. Box 1101
Louisville, KY  40201-1101


Facilities Management Installation
Inter-company account payable                     6,304,530.11     6,304,530.11

Retired Employee Liability                        5,565,000.00     5,565,000.00

Robert T. Shaw & C. Fred Rice (a)
Independent Contractor and Services Agreement
Dated February 11, 1994                           5,775,000.00     5,775,000.00
                                                --------------   --------------
   Total of prepetition liabilities             $18,105,758.47   $18,108,348.92
                                                ==============   ==============


POSTPETITION:

Due Facilities Management                                $0.00          $246.22

Real Estate Expense Accrual                           3,556.70         1,303.04

General Expense Accrual                             812,328.62       760,128.58
                                                --------------   --------------
   Total of postpetition liabilities               $815,885.32      $761,677.84
                                                ==============   ==============



Note:
(a) Independent Services Contracts between the debtor and Bob Shaw and the debtor and Fred Rice were terminated as of the petition date. The amount shown represents the total remaining amount due under the contracts. The allowable amount of the claim has not been determined by the Bankruptcy Court.


                                  SCHEDULE 27.C

I.C.H. Corporation
Case No. 395-36351-RCM-11
Monthly Operating Report
September 30, 1996                                ACCRUAL BASIS-2


INCOME STATEMENT

                                             Schedule          Month only      Period  to date
                                             Reference          Balance         From 12/31/95

REVENUES:
   Interest income                                              $1,052,264         $8,854,674
   Perry Park revenues                                              93,821            495,267
   Realized capital gains(losses)               1.A                     16           (654,486)
   Other income                                 1.B                  1,866             21,222
                                                              ------------       ------------
   Total revenues                                                1,147,967          8,716,677
                                                              ------------       ------------
EXPENSES:
9. Directors fees                               9                    4,750             41,500
11.General and administrative                                      269,466          1,980,156
                                                              ------------       ------------
                                                                   274,216          2,021,656
                                                              ------------       ------------
15.Income before non-operating
      income and expenses                                          873,751          6,695,021
                                                              ------------       ------------
OTHER INCOME AND EXPENSES:

16.Equity in earnings (losses) of subsidiaries  16.A                66,359         (1,021,458)
18.Gain (loss) on sale of subsidiary            16.B              (109,958)           (37,333)
19.Miscellaneous income (expense):
       Write-off prepetition liability related
         to BOL terminated escrow agreement                              0            442,802
20.Interest expense                             18                  (2,263)           (26,130)
                                                              ------------       ------------
   Net other income (expenses)                                     (45,862)          (642,119)
                                                              ------------       ------------
REORGANIZATION EXPENSES:

23.Professional fees                            23                 325,667          3,231,923
24.U.S. Trustee fees                            24                       0             24,750
                                                              ------------       ------------
                                                                   325,667          3,256,673
                                                              ------------       ------------

27.Tax expense (benefit)                        27                (510,534)        (3,930,716)
                                                              ------------       ------------
   Net income (loss)                                             1,012,756          6,726,945
   Change in unrealized                                            (10,943)         7,143,217
   Net equity (deficit) at beginning of period                 (28,169,657)       (41,038,006)
                                                              ------------       ------------
   Net equity (deficit)  at end of period                     ($27,167,844)      ($27,167,844)
                                                              ============       ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



REALIZED CAPITAL GAINS(LOSSES):

                                                Month only      Period  to date
                                                 Balance         From 12/31/95
Write-down of real estate and equipment            $0.00         ($653,731.00)
Sale of short term investments                     15.81              (755.11)
                                                  ------         ------------
                                                  $15.81         ($654,486.11)
                                                  ======         ============


                                  SCHEDULE 1.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



OTHER INCOME

                                          Month only      Period  to date
                                           Balance         From 12/31/95


Commission income                          $1,865.62         $15,727.06
Miscellaneous income                            0.00           5,494.62
                                           ---------         ----------
                                           $1,865.62         $21,221.68
                                           =========         ==========


                                  SCHEDULE 1.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



DIRECTORS FEES


                                         Month only      Period  to date
                                          Balance         From 12/31/95

Stanley Stegner                             $2,500.00         $19,750.00

Keith Tucker                                     0.00           2,250.00

Vernon Zimmerman                             2,250.00          19,500.00
                                            ---------         ----------
                                            $4,750.00         $41,500.00
                                            =========         ==========



                                   SCHEDULE 9

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



EQUITY IN EARNINGS (LOSSES) OF SUBSIDIARIES


                                                Month only      Period  to date
                                                 Balance         From 12/31/95

Care Financial Corp                                   $0.00       ($696,604.00)
SLC Financial Services                             4,758.30          30,294.30
Facilities Management Installation, Inc.          58,035.00        (435,188.00)
BML Agency                                         3,565.32          80,039.64
                                                 ----------     --------------
                                                 $66,358.62     ($1,021,458.06)
                                                 ==========     ==============


NOTE:
Equity in earnings is calculated on a monthly basis only for FMI.



                                  SCHEDULE 16.A

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


GAINS (LOSSES) ON SALES OF SUBSIDIARIES

                                                   Month only    Period  to date
                                                    Balance       From 12/31/95

Adjusted Capital & Surplus settlement
   related to sale of Integrity National Life     ($109,957.53)   ($37,332.53)
                                                  ------------    -----------
                                                  ($109,957.53)   ($37,332.53)
                                                  ============    ===========



                                  SCHEDULE 16.B

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



INTEREST EXPENSE


                                          Month only      Period  to date
                                           Balance         From 12/31/95

Ozark National Life                          $2,262.61         $26,130.42
                                             ---------         ----------
                                             $2,262.61         $26,130.42
                                             =========         ==========



                                   SCHEDULE 18

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



PROFESSIONAL FEES

                                               Month only      Period  to date
                                                Balance         From 12/31/95
Paid & Accrued Postpetition:

Paid during period:
   Coopers & Lybrand                            $121,596.05        $271,335.19
   Winstead, Sechrest & Minick                   122,266.42         857,094.72
   Donaldson, Lufkin & Jenrette                        0.00         228,886.04
   Rodney D. Moore                                     0.00         102,764.85
   Houlihan Lokey Howard & Zukin                       0.00         618,789.72
   Gibson, Dunn & Crutcher                             0.00         549,842.80
   Pryor, Cashman                                      0.00         335,482.17
   Southwest Securities                           29,604.44         147,028.75
   Lightfoot                                           0.00          21,162.52
                                                -----------      -------------
           Total paid for period                 273,466.91       3,132,386.76
Change in accrual                                 52,200.04          99,536.16
                                                -----------      -------------
   Total reorganization professional fees       $325,666.95      $3,231,922.92
                                                ===========      =============


                                   SCHEDULE 23

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



U.S. TRUSTEE FEES

                                             Month only      Period  to date
                                              Balance         From 12/31/95

ICH Corporation                                 $0.00         $13,750.00
CARE Financial Corp                              0.00           5,500.00
SWL Holding Corp                                 0.00           5,500.00
                                                -----         ----------
Total                                           $0.00         $24,750.00
                                                =====         ==========



                                   SCHEDULE 24

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996



TAXES

                                              Month only      Period  to date
                                               Balance         From 12/31/95

Franchise taxes                                ($11,865.80)       $119,241.46
State (KY) income tax                             5,386.50         (95,367.13)
Sales taxes                                       2,356.09          10,183.20
Other taxes                                       3,190.46          40,064.95
Current F.I.T. Provision (Benefit)             (509,601.00)     (4,004,838.00)
                                              ------------     --------------
Total                                         ($510,533.75)    ($3,930,715.52)
                                              ============     ==============




                                   SCHEDULE 27

I.C.H. Corporation
Case No.   395-36351-RCM-11                       ACCRUAL BASIS-3
Monthly Operating Report
September 30, 1996



CASH RECEIPTS AND DISBURSEMENTS

Cash at beginning of month                                      $192,337,271

Receipts from operations:
   Interest received                              818,518
   Perry Park revenues                             93,822
   Other                                            2,815
                                                  -------
                                                  915,155
Non-operating receipts:
                                                        0
                                                  -------
   Total cash received                            915,155            915,155
                                                  -------       ------------
   Total cash available                                          193,252,426


Cash disbursed for operations:
   General expenses                               289,628
   Taxes                                                0

   Directors fees (see schedule at
      Accrual Basis-6)                              4,750
                                                  -------
                                                  294,378

Non-operating disbursements:

   Funds held in tax escrow related to
      sale of Integrity National Life
      paid to Citizens Security Life               109,958


Cash disbursed for reorganization costs:

   Professional fees
       See schedule at Accrual Basis-6.           273,467
   U.S. Trustee Fees                                    0
                                                  -------
   Total cash disbursed                           677,803            677,803
                                                  -------       ------------
Cash at end of month                                            $192,574,623
                                                                ============


I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


ACCRUAL BASIS-4


ACCOUNTS RECEIVABLE

Due to nature of its business as an insurance holding company, ICH's receivables are not significant (See asset schedule 4.A) and no attempts are made to age them.




POSTPETITION TAXES

All taxes were paid current with the filing and postpetition filings and payments continue to be made in the normal course of business.

I.C.H. Corporation
Case No.   395-36351-RCM-11
Monthly Operating Report
September 30, 1996


ACCRUAL BASIS-6

PAYMENTS TO INSIDERS:

Directors Fees:

   Stanley Stegner                                      $2,500.00
   Vernon Zimmerman                                      2,250.00
                                                      -----------
                                                        $4,750.00
                                                      ===========


Payments to affiliates:

   NONE





PAYMENTS TO PROFESSIONALS:

Related to reorganization:
   Winstead, Sechrest & Minick                        $122,266.42
   Coopers & Lybrand                                   121,596.05
   Houlihan, Lokey, Howard & Zukin                           0.00
   Gibson, Dunn & Crutcher                                   0.00
   Pryor, Cashman                                            0.00
   Southwest Securities                                 29,604.44
   Lightfoot                                                 0.00
                                                      -----------
   Total reorganization professional fees             $273,466.91
                                                      ===========




SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS:

All lease and insurance payments were current as of date of filing and have continued to be paid in postpetition period in normal course of business.

CASE NAME: I.C.H. CORPORATION                                     ACCRUAL BASIS

CASE NUMBER: 395-36351-5CM-11                                          02/13/95

                                                   MONTH:      SEPTEMBER 1996


QUESTIONNAIRE                                                      YES      NO


1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
       THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                 X
2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
       OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                  X (1)
3.     ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR
       LOANS) DUE FROM RELATED PARTIES                             X
4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
       THIS REPORTING PERIOD?                                               X
5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
       DEBTOR FROM ANY PARTY?                                               X
6.     ARE ANY POST PETITION PAYROLL TAXES PAST DUE?                        X
7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
       PAST DUE?                                                            X
8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                     X
9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                           X
10.    ARE ANY AMOUNT SOWED TO POSTPETITION CREDITORS
       DELINQUENT?                                                          X
11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
       REPORTING PERIOD?                                                    X
12.    ARE ANY WAGE PAYMENTS PAST DUE?                                      X

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES" PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
(1) Pursuant to Approved Cash Management Motion.

INSURANCE                                                          YES      NO

1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
       OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?               X
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT                        X
3.     PLEASE ITEMIZE POLICIES BELOW.

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO." OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD. PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
     Copies of first page of policies were previously provided; coverage remains in effect; all payments are current.

                              INSTALLMENT PAYMENTS


TYPE OF   PAYMENT AMOUNT &
POLICY        CARRIER          PERIOD COVERED      FREQUENCY

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------

------        -------          --------------      ---------